Exhibit 99.1

Femco Steel Technology Co., Ltd. to be Publicly Listed in the U.S. Through a Business Combination with Chenghe Acquisition I Co.

Hong Kong and Taipei – December 22, 2023 - Chenghe Acquisition I Co. (Nasdaq: LATG) (“Chenghe” or “SPAC”) and Femco Steel Technology Co., Ltd. (TWO: 6731) (“FST” or the “Company”), an innovative golf shaft manufacturer, today announced they have entered into a business combination agreement (the “Definitive Agreement”) among Chenghe, FST, FST Corp. (“CayCo”) and FST Merger Ltd., a direct wholly owned subsidiary of CayCo (“Merger Sub”, and together with CayCo and FST, the “Company Parties”) for a business combination (the “Business Combination”) that would result in FST becoming a publicly listed company in the United States.

FST designs, manufactures, and sells golf shafts under its proprietary brand, KBS, and golf shafts for other global golf club brands, with the vision to become a leading global brand in golf shafts and golf accessories. FST believes that the Business Combination with Chenghe and becoming a U.S. listed company will enhance the operational efficiency of its brand strategy and contribute to the long-term internationalization goals.

Management Commentary

David Chuang, Chairman of the Board of FST, said: “This transaction will give us the resources that will enable us to capture the positive trends in our industry. Given that the U.S. is biggest market for our KBS brand in particular and golf shafts in general, we intend to invest and leverage on our position in the U.S. golf market and accelerate our reach and depth in the global golf market so as to increase KBS brand value globally.”

“We are delighted to announce our agreement with Femco Steel Technology Co., Ltd.” said Shibin Wang, Chairman of the Board of Chenghe Acquisition I Co. “The proposed business combination marks a pivotal shift from the FST's current listing on the Taipei Exchange to an upcoming placement on Nasdaq. This strategic move is designed to leverage FST's expertise in the design, development, and manufacturing of golf shafts, allowing it to access the global capital markets as a Nasdaq-listed company. This transition is expected to enhance market access, potentially boosting shareholder value and strengthening FST's market presence, and the Company’s established operational strengths and market positioning are set to be key contributors in this new chapter, reinforcing their commitment to industry excellence and sustainable growth.”

Transaction Overview

In accordance with the terms of the Definitive Agreement, Merger Sub shall be merged with and into SPAC with SPAC being the surviving company and as a direct, wholly owned subsidiary of CayCo, and SPAC will change its name to “FST Ltd.” The Company Parties will use their respective best efforts to procure more than shareholders holding at least 90% of the Company’s shares (on a fully diluted basis) to roll their equity in CayCo at the closing of the Business Combination. In connection with the Business Combination, FST shall de-register its listing status at the Emerging Stock Market of Taipei Exchange of Taiwan, and terminate its public reporting status with Financial Supervisory Commission of Taiwan.

Completion of the Business Combination is subject to respective approval by the shareholders of FST and the shareholders of Chenghe. The closing of the Business Combination is also subject to various other customary closing conditions. The Business Combination is expected to close in the second quarter of 2024.

A copy of the Definitive Agreement will be filed by Chenghe in a current report on Form 8-K with the SEC and will be publicly available at www.sec.gov, which will contain further information in respect of the Business Combination.

Advisors

Revere Securities LLC (“Revere”) serves as the financial and capital markets advisor to Chenghe. Geneva Capital Group serves as the financial advisor to FST. White and Case LLP and Lee and Li, Attorneys-at-Law, act as the legal advisors to Chenghe. Landi Law Firm and Ross Law Group act as the legal advisors to FST.

About Chenghe

Chenghe is a special purpose acquisition corporation incorporated under the laws of Cayman Islands for the purpose of effecting mergers, share exchanges, asset acquisitions, share purchases, reorganizations or similar business combinations with one or more businesses. While Chenghe may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus search for an initial business combination on the cutting-edge new economic industries, including but not limited to TMT, green energy, biotechnology, optoelectronics, etc. in the Asia Pacific where Chenghe can benefit from huge potentials and achieve long-term capital growth. For more information, visit https://chengheinv.com/chenghe-acquisition-i-co/

About FST

FST is a Taiwan-based company mainly engaged in the research and development, production and sales of golf shafts. Its customers cover the world’s major golf brand manufacturers and distributors. In addition to contract manufacturing of steel golf shafts, the Company also designs, manufactures and sells golf shafts under its proprietary brands. For more information, visit  https://fstshafts.com.tw/.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This communication is provided for informational purposes only and contains information with respect to the proposed Business Combination between SPAC, FST, FST, CayCo and Merger Sub. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Business Combination, CayCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC, which will include a proxy statement to Chenghe shareholders and a prospectus for the registration of CayCo securities. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be sent to all SPAC shareholders as of the record date to be established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of SPAC and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about SPAC, the Company and CayCo and the proposed Business Combination. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. SPAC, the Company and CayCo will also file other documents regarding the proposed Business Combination with the SEC. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SPAC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC and CayCo through the website maintained by the SEC at www.sec.gov. The documents filed by SPAC and CayCo with the SEC also may be obtained free of charge upon written request to Chenghe Acquisition I Co., 38 Beach Road #29-11, South Beach Tower, Singapore.

Participants in the Solicitations

SPAC, the Company, CayCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the proposed business combination. A list of the names of the directors, executive officers, other members of management and employees of SPAC and the Company, as well as information regarding their interests in the business combination, will be contained in the Registration Statement to be filed with the SEC by CayCo. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This communication contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements and are based on beliefs and assumptions and on information currently available to SPAC, the Company and CayCo. No representations or warranties, express or implied are given in, or in respect of, this communication. These forward-looking statements are based on SPAC’s, the Company’s and CayCo’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the effect of the announcement or pendency of the proposed Business Combination on the Company’s business relationships, operating results, current plans and operations of CayCo and the Company; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of CayCo to grow and manage growth profitably; the possibility that SPAC, CayCo and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by SPAC, CayCo or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the proposed Business Combination; plans, intentions or future operations of CayCo or the Company relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; CayCo’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Although each of SPAC, the Company and CayCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of SPAC, the Company and CayCo cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond SPAC’s, the Company’s and CayCo’s control. In addition, there will be risks and uncertainties described in the Registration Statement relating to the proposed Business Combination, which is expected to be filed by CayCo with the SEC and other documents filed by SPAC or CayCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither SPAC, the Company or CayCo presently know or that SPAC, the Company and CayCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by SPAC, the Company or CayCo, their respective directors, officers or employees or any other person that SPAC, the Company and CayCo will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for SPAC, the Company or CayCo to predict these events or how they may affect SPAC, the Company or CayCo. Except as required by law, neither SPAC nor the Company nor CayCo has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect SPAC's, the Company’s and CayCo’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; the risk that the proposed Business Combination or other business combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings that may be instituted against SPAC, the Company or CayCo, the combined company or others following the announcement of the proposed Business Combination; the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of SPAC or to satisfy other conditions to closing; changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of SPAC, the Company or CayCo as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations; SPAC’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact the Company; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s final prospectus dated January 26, 2022 relating to its initial public offering and in subsequent filings with the SEC, including the Registration Statement relating to the proposed Business Combination expected to be filed by CayCo.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further information contact:

Investor Contact:

Bob Lau

bob.lau@genevagroup.com.sg

Media Contact:

Bob Lau

bob.lau@genevagroup.com.sg